Armstrong World Industries Investor Presentation February 23, 2015 Exhibit 99.4

Our disclosures in this presentation, including without limitation, those relating to future financial results guidance and the separation of our flooring business from our building products business, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect,"
"project," "intend," "plan," "believe," "outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance or the separation of our businesses. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and
“Management’s Discussion and Analysis” sections of our recent reports on Forms 10-K and 10-Q filed with the SEC. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. The information in this presentation is only effective as of the date given, February 23, 2015, and is subject to change. Any distribution of this presentation after
February 23, 2015 is not intended and will not be construed as updating or confirming such information.
In addition, we will be referring to “non-GAAP financial measures” within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are can be found in our SEC filings and on the Investor Relations section of our website at www.armstrong.com.
Armstrong competes globally in many diverse markets. References to
"market"
or
"share"
data are simply estimations based
on a combination of internal and external sources and assumptions. They are intended only to assist discussion of the relative performance of product segments and categories for marketing and related purposes. No conclusion has been reached or should be reached regarding a
"product
market,"
a
"geographic
market"
or
“market
share,”
as such terms may be used or
defined for any economic, legal or other purpose.
Safe Harbor Statement

Basis of Presentation Explanation
• When reporting our financial results within this presentation, we make several adjustments.
Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods.
As reported results will be footnoted throughout the presentation.
• We report in comparable dollars to remove
the effects of currency translation on the P&L.
The budgeted exchange rate for 2014 was
used for all currency translations in 2014 and
prior years. Guidance is presented using the
2015 budgeted exchange rate for the year.
• We remove the impact of discrete expenses
and income.  Examples include plant
closures, restructuring actions, and other
large unusual items. We also remove the
non-cash impact of our U.S. Pension Plan.
• Taxes for normalized Net Income and EPS
are calculated using a constant 39% for 2014
results and 2015 guidance, which are based
on the expected full year historical tax rate.
All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding.
Comparable
Dollars
Other
Adjustments
Net Sales Yes No
Gross Profit Yes Yes
SG&A Expense Yes Yes
Equity Earnings Yes Yes
Operating Income Yes Yes
Net Income Yes Yes
Cash Flow No No
Return on Capital
Yes Yes
EBITDA
Yes Yes
What Items Are Adjusted

Investment Highlights
Diversified $2.5 billion global building products company
with leading positions in most key markets and products
Driving value creation through:
– Recovery in North America
• U.S. Commercial is our most profitable business
with 35-45% incremental margins
– Growth in International Markets
• Emerging market investments and
recovery in developed markets
– Leveraging innovation to drive profitable growth
• Focus on design, environmental leadership, installation
and application enhancements
• New product benefits to drive improved mix
Focused on creating shareholder value

Global Business Overview

Armstrong’s Global Manufacturing Footprint
AUSTRALIA
Braeside
St. Helens, OR
Marietta, PA
Pensacola, FL
Somerset, KY
West Plains, MO
Jackson, MS
Vicksburg, MS
Millwood, WV
Hilliard, OH
Macon, GA
Beech Creek, PA
Titusville, PA
Lancaster, PA
Stillwater, OK
Jackson, TN
Oneida, TN
Beverly, WV
Warren, AR
South Gate, CA
Kankakee, IL
USA
Montreal
CANADA
Team Valley
Stafford
UK
Rankwell
AUSTRIA
Pontarlier
FRANCE
Munster
GERMANY
Wujiang*
Shanghai
CHINA
Ceilings has #1 share position in most geographies
Flooring has leading share positions in most geographies
* Two commercial flooring plants are also located in Wujiang
- Flooring Plant
- Ceilings Plant

Commercial renovation
Commercial new
Residential renovation
Residental new
Hardwood Flooring
Resilient Flooring
Ceilings
(Building Products)
Consolidated

7

Inspiring Great Spaces™

2014 Business Segment and End-Use Profile
Diversified revenue profile across products and end-use applications
$715
$510
$1,290
$2,515
45%
20%
25%
10%
60%
35%
5%
65%
35%
40%
5%
40%
15%
North
America
Renovation in
Americas is
~80%

Armstrong

46%
2%
28%
95%
(25%)
5%
24%
86%
(16%)

8
Inspiring Great Spaces™

EBITDA Performance
EBITDA growth in all businesses despite challenging macro environment
2010 EBITDA 2014 EBITDA
$384M
$263M
Worldwide Ceilings
Worldwide Resilient
Wood
2010 2014
2010 2014
2010 2014
Sales $1.1B $1.3B 14.1% $735M $715M (2.6%) $480M $510M 6.4%
EBITDA as % of Sales 22% 26%
+ 350 bps
10% 13%
+ 290 bps
1% 4%
+ 320 bps
Worldwide Ceilings
Worldwide Resilient
Wood
Corporate

• North American plants located in key
distribution areas
Over 20 plants in North America – aids
in distribution, recycling of product and
customer relationships
• Ability to capitalize on increased volume
Current plants are running at ~70%
capacity utilization; can support increase
in volume
A 10% increase in volume would require an
increase in production workforce by ~2%
35% – 45% incremental margins
• Enormous base of existing installations
creates ability to leverage annuity stream
Positioned for a North American Commercial Recovery
Our most profitable market – recovery drives strong earnings growth

• Emerging markets growth investments
Completed three plants in China; 2
commercial flooring plants and mineral
fiber ceilings plant with co-located metal
manufacturing capability
Completed mineral fiber ceilings plant in
Russia
• Global manufacturing footprint we need
for the coming years is in place
Remain confident on benefits of growth
in key markets, but timing uncertain
• We have remained agile to market conditions
Ability to redeploy assets based on
regional opportunities
Positioned for Global Growth

Announced construction of Ceilings plant in Russia

11

Inspiring Great Spaces™

Historic Milestones
Cost
Management
Initiatives*
Capital
Market
Activity
Organic
Investment
Portfolio
Management
Management
2010 2011 2012 2013 2014
New CEO and CFO
Leverage recap
and $800M
special dividend
$500M special
dividend
Announced $150M
cost
out initiative
Cost out initiative
raised to
$165M and then
$185M
Cost out initiative
concluded > $200M
in 2012
Simplex ceilings
acquisition
(Architectural
Specialties)
Divestiture of
Cabinets and
Patriot flooring
distribution
businesses
Announced organic
investment in emerging
markets –
began construction of 3
plants in China
New global
Ceilings CEO
New CFO and global Flooring CEO
Both internal promotions
Delivered $50M in manufacturing
productivity in 2013 and 2014 combined
Growth through focus on innovation,
product adjacencies and design.
Exited European Flooring business in
December of 2014
Completed 3 plants in China
Completed Russia plant in early 2015
Announced North American LVT
manufacturing investment with expected
completion in 2015
Repurchased
~5M shares ($260M)
in third quarter of 2013
* Discrete cost out program spanning 2010 through 2012 included Cabinets and European Flooring business

12
Creating Two Independent Industry Leaders
[Armstrong World Industries]
•
Global commercial suspended ceiling solutions provider
•
#1 market position in all major geographies
•
Poised to deliver margin expansion driven by recovery in
North American commercial
•
Recently completed investments in expanded sales and
manufacturing capabilities
•
Attractive opportunities for enhanced growth and margins,
including emerging markets
•
23 year WAVE JV delivered $68M of cash dividends and
$65M of equity earnings in 2014
Vic Grizzle
Chief Executive Officer
Key Statistics (2014 Year End)
$1.3B (95/5)
Revenue
(% Commercial vs. Residential)
$330M
*
Adjusted EBITDA
~3,400
Team Members
Worldwide
22
Manufacturing Facilities
in 8
Countries
†
100+
Countries Have Armstrong
Ceilings
[Armstrong Flooring ]
•
Dedicated hard surface flooring products designer and
manufacturer
•
Substantial margin expansion, driven by mix and
operating leverage
•
Positioned to benefit from expected recovery in North
American commercial
•
Significant growth opportunity in Asia
•
Well-positioned for both residential and non-residential
cyclical recoveries
Don Maier
Chief Executive Officer
Key Statistics (2014 Year End)
$1.2B (35/65)
Revenue
(% Commercial vs. Residential)
$114M
*
Adjusted EBITDA
~3,600
Team Members
Worldwide
17
Manufacturing Facilities
in 3
Countries
8,000,000+
Annual Visitors to
Global Websites
*Does not include unallocated corporate expense of $60 million
†
Including the WAVE JV

•
Final approval of Armstrong’s Board of Directors
•
Receipt of opinion of counsel regarding the tax-free nature of the separation
•
Effectiveness of a Form S-1 filing with the Securities and Exchange
Commission
Principal
Closing
Conditions
Separation Details
•
Expected tax-free spin-off of AFP to current AWI shareholders
•
Expected completion in the first quarter of 2016, subject to customary conditions
Structure and
Timing
•
Separation Management Office (SMO) to lead transition planning
•
Expect to enter into intercompany agreements for certain shared services
Transition
Management

Operational
• Little overlap, no significant
synergies from operating as
combined entity
• Enhances ability to address
unique customer needs
• Greater opportunity to build
stronger and more intimate
customer relationships
Enhanced Opportunities To Create Value
Strategic
• Increases flexibility to
pursue domestic and
international growth
opportunities
• Sharpens focus on distinct
strategic priorities and
distribution channels
• Closer alignment of
compensation/incentives to
performance
Financial
• Optimized capital
structures to match
different risk and cash
flow profiles
• Direct access to capital
markets to fund growth
agendas
• Allows investors to better
assess each business on
its own merits
Two Companies With Distinct Operating Models, Market Dynamics, Capital
Needs and Distribution Channels, With Minimal Overlap And Synergies

• Protect and grow our
North American businesses
• Optimize our portfolio through
ongoing evaluation of strategic
opportunities by business, by
geography and across the company
• Build on our core competency of
driving specifications in the architect
and designer communities while working
with our distribution partners to create
and enhance value
• Pursue growth in key international
and emerging markets
• Seek adjacent opportunities to expand
our product line and geographic reach
Armstrong’s Business Priorities

Armstrong Ceilings Overview

Armstrong

2014 Sales by Geography

Americas
EMEA
Pacific Rim
$140
$350
$800

Sales by Product Form

Mineral Fiber/Grid
Architectural Specialties (1)
15%
85%

17

Inspiring Great Spaces™

Global Ceilings Revenue and Product Mix
Commercially oriented business with diverse end-use applications
Sales by End-use Segment
Office Retail Education Healthcare
Segment % of Business
Office 30% - 40%
Retail 15% - 25%
Education 15% - 25%
Transportation /
Other
10% - 20%
Healthcare 5% - 15%
(1) Consists of wood, metal and other alternative material ceilings manufactured or sourced by the company

• Seamless customer relationship –
customers buy an Armstrong ceiling system
• ROIC >100%
• Over $290 million in cash dividends
to Armstrong from 2011 to 2014
• 8 Manufacturing plants in 5 countries
• Products and services help drive
specifications and deliver efficiency
to contractors
WAVE –
Armstrong/Worthington 23 Year JV
Integral to Armstrong Ceiling business success

Armstrong

Global Ceiling Sales and EBITDA
Sales ($ Millions)
1,300
1,200
1,100
1,000
26%
24%
22%
20%
EBITDA Margin
2010
2014
Sales
EBITDA Margin

19
Inspiring Great Spaces™

Sales and margin growth despite market challenges
• Sales up 14% despite flat global volumes
• EBITDA margins up 350 bps – price, mix, earnings from WAVE and cost improvement
Global Ceiling Sales and EBITDA

Americas
EMEA
Pacific Rim
Sales ($ Millions)
EBITDA Margin
850
750
650
50%
45%
40%
35%
30%
25%
400
350
300
10%
8%
6%
4%
2%
0%
200
150
100
25%
20%
15%
10%
5%
0%
2010
2014

20

Inspiring Great Spaces™

Regional Mix
Global improvements led by North America
• ~20% sales growth in UK,
Russia and Middle East
• Offset by market contraction
in Continental Europe
• Significant Russia plant
start-up investment during
2014
• Sales +15% despite
lower volumes
• EBITDA margin expands
1100 bps – price, mix,
manufacturing productivity,
WAVE earnings
• Growth in India and China
offset Australia market
decline
• Completed China plant
including metal capability in
2013 and 2014
• Capacity in place to serve
future growth in region

Architectural Specialties (AS) Overview
Enhancing our value to core customers in a differentiated way
•
Specialty ceiling systems targeted at customer
need for a design-oriented aesthetic
•
Same customer as mineral fiber ceilings,
often combined on the same project
•
Many different materials and product forms
•
Lower volume, higher price, sometimes
involving custom design and engineering
What Is AS? What Makes Armstrong Unique?
Global
footprint
to support
global projects
Broadest portfolio of
on-trend specialty ceiling
solutions in the world
Consistently
high level
of quality
A “high
touch”
service
model
Easiest
To Do
Business
With

The AS Financial Equation
An attractive ROIC-accretive global growth
engine within the ceilings segment
Big Penetration
Opportunity
Attractive Stand-Alone
Economics
Total Ceilings
Portfolio Synergies
• $2B market opportunity
• Highly incremental –
fragmented regional
competition
• High incremental
margins
• Lower fixed asset
intensity = high ROIC
• Unique multi-product
specifications
• Customer loyalty
driver
• “Pull-through” effect
on core mineral fiber
ceilings

“Freedom Tower” - Conde Nast
Recently won the ceilings supply for
Conde Nast, an anchor tenant for this
iconic building, taking 25% of the floors
Why Armstrong:
• Only company able to combine our
acoustical tile, Architectural Specialties
and grid solutions to effectively meet
customer’s challenging needs
• Provided design services to enable a
unique visual
• Ability to support a compressed
construction schedule
Case Study: One World Trade Center

• Leverage global reach and scale
• Win specification game
Multi-product offering … 1-stop shopping
Supported with design services
• Remodel opportunity
• Prepared for demand uptick
Global Ceilings Summary

Armstrong Flooring Overview

Global Flooring Revenue Mix
Balanced exposure to Residential and Commercial recovery
Commercial
35%
Residential
65%
Total Business
Remodel
70%
New
30%
Remodel
75%
New
25%
Commercial Residential
Office 10% -
20%
Retail 15% -
25%
Education 20% -
30%
Healthcare 20% -
30%
Other 10% -
20%
Commercial Sales by End-Use Segment

Pacific Rim
$90
Americas
Commercial
$330
Americas
Residential
$800

Commercial
~35%
VCT
18%
Linoleum
Cml Sheet
10%
LVT
10%
Res Sheet
11%
Res Tile
3%
Laminate/
Other 6%
Hardwood
42%
Residential
~65%

27
Inspiring Great Spaces™

• > 90% of sales in North America – the core earnings driver of the business
• Mix of Commercial and Residential in North America
• Residential is a North American business – business outside of North
America is all Commercial
Geographic and Product Mix
2014 Sales by Geography
Total  =  $1.2B
2014 Sales by Product

Global Flooring Sales and EBITDA
1,300
1,200
1,100
Sales ($ Millions)
10%
8%
6%
4%
EBITDA Margin
2010
2014
Sales
EBITDA Margin

28
Inspiring Great Spaces™

• Sales down <2% due to volume declines and divestiture of the Patriot distribution business
• EBITDA margins improve 320 bps despite volume declines and investments in China
Global Flooring Total Sales and EBITDA
Remixing the portfolio to higher margin products

Americas
Sales ($ Millions)
700
650
600
20%
15%
10%
5%
2010
2014

Pacific Rim
100
75
50
15%
10%
5%
0%
EBITDA Margin
2010
2014

29

Inspiring Great Spaces™

Resilient Flooring
North American performance drives segment profit growth
• Sales down <4% despite double digit
volume declines
• Margins expand 560 bps despite
negative volume leverage
(manufacturing productivity, mix and
price all improve)
• Sales are up 5% as weakness
in Australia is offset by growth in
China
• EBITDA margins impacted by plant
/ commercial investment in China
and Australian weakness

Armstrong

Wood Sales and EBITDA
600
500
400
Sales ($ Millions)
15%
10%
5%
0%
EBITDA Margin
2010
2011
2012
2013
2014
Sales
EBITDA Margin

30
Inspiring Great Spaces™

Wood – A Cyclical Business
Focusing on higher mix products and channels
• Leadership share in North America
• At trough volumes in 2011 and 2012, EBITDA margins were +10% and ROIC was ~8%
• Nearly $80M in commodity inflation in the last two years

Our Strategy
Residential Flooring
Extend leadership share and
returns
Where To Play:
• Significantly increase share in fast-growing LVT
• Protect our leading share position in Sheet Vinyl
• Expand accessories and floor care solutions
Commercial Flooring
Where To Play:
• Win in the Healthcare, Education and Retail sectors
• Dramatically increase share in fast-growing LVT
• Protect our leading share position in VCT in
North America
Protect leadership share and
margins

RITE AID

Armstrong

RITE AID
RITE AID

SEASONAL

TARGET

GANDER MTN.
EST. 1960
WE LIVE OUTDOORS

32

Inspiring Great Spaces™

Retail Case Study –
Why Armstrong
Product Solutions • Design Leadership • Brand Recognition
•
LVT in all stores / BBT in most stores
•
Bamboo & striated visual
•
Environmental statement (bio-based tiles)
•
Local access, fast installation and easy to maintain
Partnership
Consultative • Service • Reliability
•
2012: Striations bio-based tile as a prototype
•
2013: Over 420 stores refurbished
•
2014: 460 locations refurbished (continued expansion 2015)
Sector: Refresh drives traffic – likely source of pent up demand

• Resilient flooring in North America is a
valuable franchise with strong returns and
significant incremental margins
• Focusing on higher mix/margin products and
channels
• Growth opportunities in the Pacific Rim
• Better utilizing our global footprint to lower
costs and speed innovation
• Exited unprofitable flooring business in
Europe
Armstrong Flooring – Summary

Inspiring Great Spaces™

Armstrong®

strong
一亿美金新工厂，登

Growth through Innovation

Patent Activity
First Filed Utility Applications
# of Patent Applications
40
30
20
10
0
2010
2011
2012
2013
2014

New Product Sales*
% of Sales
30%
20%
10%
0%
2010
2011
2012
2013
2014

35

Inspiring Great Spaces™

• Dynamic strategy driven by customer needs
• Deploying new product development, R&D,
and technical resources globally to the
highest value creation opportunities
Development of global and multi-
generational product platforms
Patent applications increased more than
5x since 2010
• Differentiation that is valued by customers =
higher margins
• Innovation is not limited to just new products
but extends to “how” we do business
Renewed Focus on Innovation
Innovation efforts accelerating
* Metric based on % of total sales for products introduced in the last five years.

Armstrong

Prelude XL Max 15/16"
Suspension System

Armstrong
Flip

36

Inspiring Great Spaces™

Inspiring Great Spaces through Leadership in Product Innovation
Complete Data Center Ceiling Systems
Prelude XL Max 15/16" Suspension System
Now Supports point loads up to 200 lbs. using 3/8" threaded rod and integrated hanging clips to provide:
• Flexible and reconfigurable overhead cable tray and
electrical distribution to meet client needs without a
separate strut channel system.
• Eliminates unsightly threaded rod penetrations through the ceiling plane for improved access and aesthetics.
• Eliminates ceiling penetrations to help minimize unwanted
air infiltration
• 30-Year Limited System Warranty
Custom colors available to coordinate with Ultima® Create!™
ceiling panels
FLIP™ is a hand-held spray
adhesive.  This innovative
flooring spray adhesive allows
contractors and installers to turn
a small room in less time,
returning the area to a functional
revenue-generating space
quicker.
FasTak™ & iset™ are factory
applied adhesive systems for
residential and commercial LVT
NATURAL CREATIONS®
ArborArt® • EarthCuts® • Mystix®
Luxury Vinyl Tile (LVT)
Natural Creations collection of luxury
vinyl tile was awarded ADEX Gold
for Design Excellence.  Natural
Creations offers traditional, rustic
and exotic wood-looks in ArborArt,
EarthCuts and contemporary design
trends in Mystix.
Natural Creations® Luxury Vinyl Tile
with the I-Set™ Installation System
from Armstrong Commercial
Flooring has also been recognized
by Design Journal and Archinterious
as one of the best products of 2014.
Innovations in installation and design that inspire customers
• Immediate occupancy,
no wet glue
• Fast & easy install, repair,
and  replace

$2.00
$1.00
$0.00
Sales Price/SF
Standard product sales price up >90%
2003
2013

Bubble size represent percent of category sales

Better products yield better pricing

37

Inspiring Great Spaces™

Ultima / Optima
Fissured / Cortega
Acoustics (NRC)
Light Reflect
Recycle Content
Anti Mold/Mildew
Warranty
0.70 / 0.90
0.90
86% / 71%
Yes
30 Years
Acoustics (NRC)
Light Reflect
Recycle Content
Anti Mold/Mildew
Warranty
0.55
0.81 / 0.82
41%
No
1 Year
Mix Evolution -
Ceilings Americas
Innovation enables gains in price and mix

Residential Tile Growth
Net Sales ($M)
$150
$100
$50
$0
2008
2013
$1.00
$0.75
$0.50
$0.25
Avg selling price
Sales
ANSP

38

Inspiring Great Spaces™

• Sales CAGR ~5x volume
growth during this time
period
• Direct Margin $’s grew at a
CAGR of >33%
Mix Revolution - Residential Floor Tile
Innovation led growth driving “mix up” within the category and improved profitability
Alterna - Allegheny Slate
– Copper Mountain
Luxe with FasTak –
Groveland - Natural
• Growth driven by category expansion, product innovation and new introductions:
• Alterna, groutable engineered stone tile utilizes proprietary technology to mimic the detail, texture and variation of natural stone
• Luxury vinyl plank offerings such as Luxe, Natural Living, Natural
Personality
• Present & Future Growth
• Alterna features multiple sizes and wall installation
• LVT domestic production enables Armstrong to expand offering and increase speed to market
• New innovations in installation (FasTak) and evolution of design establish
Armstrong as the market leader
Standard residential tile
offering in 2008
From:
To:

Financial Summary

• Positioned to benefit from North American
commercial recovery
• Capture growth in established international
and emerging markets
• Maintain a strong balance sheet
Focused on Value Creation
ROIC focused

Armstrong

A history of driving Price > Inflation
($ Million)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$350
$360
($400)
($185)
$185
$55
$20
$385
2006
Price / Mix
Volume
Input Costs
Mfg Cost
SG&A
WAVE
2014

41

Inspiring Great Spaces™

Adjusted EBITDA History
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Est.
Sales $2.94B $2.97B $2.81B $2.35B $2.34B $2.43B $2.40B $2.51B $2.52B
$2.53 -
$2.63B
Non-cash U.S.
Pension impact
($50M) ($59M) ($63M) ($58M) ($51M) ($26M) ($12M) ($2M) $1M $22 - $28M
Adjusted EBITDA $350M $379M $349M $261M $263M $349M $391M $372M $384M $350 - $390M
EBITDA as % of
Sales
11.9% 12.8% 12.4% 11.1% 11.2% 14.4% 16.3% 14.8% 15.3% ~14.4%

($ Millions)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$570
$560
$1,495
($880)
($1,300)
($260)
$185
YE 2009
Borrowing
Cash Flow from Business
Capex
Special Dividends
Share repurchase
YE 2014

42

Inspiring Great Spaces™

Cash Flow History
Significant cash investments and returns to shareholders
• Created and maintained an efficient balance sheet
• Cash generation aided by low cash tax rate from Chapter 11 Net Operating Loss (NOL) carry-forward
• Prioritized investments in capital expenditures to drive global growth
• Completed construction of 3 China plants, Russia plant and mineral wool plant with LVT plant underway
• Returned surplus cash via special dividends and share repurchase

Maturity Schedule
($ Millions)
500
250
0
2015
2016
2017
2018
2019
2020
>2020
Term Loans
Other

Liquidity
$460M
($ Millions)
500
300
100
-100
185
250
90
(65)
LCs
Securitization
Revolver
Cash

43
Inspiring Great Spaces™

Well-positioned and efficient balance sheet
Balance Sheet – 12/31/14
Net Debt $860M
LTM EBITDA $384M
Leverage 2.2x
• No significant maturities until 2018
• Considerable covenant headroom
• Sufficient liquidity
• Well funded US pension plan;
no contributions in >20 years
Current Leverage

2014 Actual
30%
20%
10%
0%
Ceilings
Resilient
Wood
Corp.
TOTAL

44

Inspiring Great Spaces™

Path to Growth – Adjusted EBITDA margin Incremental margins on additional volume can drive margin improvement Margin on Incremental Volume Ceilings 30% - 45% Resilient 20% - 35% Wood 20% - 30%

Investment Highlights
Diversified $2.5 billion global building products company
with leading positions in most key markets and products
Driving value creation through:
– Recovery in North America
• U.S. Commercial is our most profitable business
with 35-45% incremental margins
– Growth in International Markets
• Emerging market investments and
recovery in developed markets
– Leveraging innovation to drive profitable growth
• Focus on design, environmental leadership, installation
and application enhancements
• New product benefits to drive improved mix
Focused on creating shareholder value

Financial Overview Appendix

Armstrong

$460
$440
$420
$400
$380
$360
$340
$320
$300
$372
$68
($41)
($35)
$14
($13)
$4
$15
$384
2013
Price/Mix
Volume
Input Costs
Mfg Cost
SG&A
WAVE
Change in D&A
2014

47

Inspiring Great Spaces™

EBITDA Bridge – Full Year 2014 vs. Prior Year

2015 Estimate Range
(1)
2014
(2)
Variance
Net Sales
(3)
2,525
to
2,625
2,515
0%
to
4%
Operating Income
(4)
230
to
270
271
(15%)
to
(1%)
EBITDA
350
to
390
389
(10%)
to
0%
Earnings Per Share
(5)
$2.05 to $2.45 $2.38 (14%) to 3%
(1) Guidance is presented using 2015 budgeted foreign exchange rates
(2) 2014 results are presented using 2015 budgeted foreign exchange rates
(3) 2015 and 2014 net sales include the impact of foreign exchange
(4) As reported Operating Income: $175 - $215 million in 2015 and $239 million 2014
(5) As reported earnings per share: $1.25 - $1.60 in 2015 and $1.83 in 2014
Key Metrics – Guidance 2015

2015 Financial Outlook
Sales
(1)
$1,300-$1,350 million; EBITDA $335-$360 million
Sales
(1)
$1,225-$1,275 million; EBITDA $80-$100 million
EBITDA ($65) – ($70)
$45 - $55 million; Adjusted long-term ETR of ~39%
(2)
$125  - $150 million
Non-cash: $22 - $28 million US pension expense
Cash: $20 - $40 million transaction costs
ABP Segment
AFP Segment
Cash Taxes/ETR
Capital Spending
Exclusions from  EBITDA
(1) Net sales include foreign exchange impact
(2) As reported ETR of 47% for 2015
Corporate Segment

Full Year Adjusted EBITDA to Reported Net Income
2014 2013 V
EBITDA– Adjusted
$384 $372 $12
Depreciation and Amortization
(118) (103) (15)
Operating Income – Adjusted
$266 $269 ($3)
Non-cash impact of U.S. pension
1 (2) 3
Foreign Exchange Movements
(1) (2) 1
Impairments
13 - 13
Cost Reduction Initiatives
14 7 7
Operating Income – As Reported
$239 $266 ($27)
Interest/Other (Expense)
(54) (67) 13
EBT
$185 $199 ($14)
Tax (Expense)
(83) (72) (11)
Net Income
$102 $127 ($25)

Management Team

Matthew J. Espe, Chief Executive Officer and President
In July 2010, Matthew J. Espe was appointed CEO of Armstrong World Industries, Inc., in Lancaster,
Pennsylvania. Matt brings 30 years of experience in sales, marketing, distribution and management with global manufacturing businesses to Armstrong. In his previous role at Ricoh Americas Corporation, a subsidiary of Ricoh
Company, Ltd., he served as chairman and CEO. Prior, he was chairman and CEO of IKON Office Solutions, Inc., a $4 billion office equipment distributor and services provider with 24,000 employees. Ricoh acquired IKON in 2008.
Before joining IKON in 2002, Matt was president and CEO of GE Lighting. In a career that spanned 22 years there, he managed multiple business units as well as functions including sales, marketing, distribution and manufacturing.
Along with a wealth of experience, he also brings a finely-tuned global perspective, having led businesses in Europe,
Asia and North America.
Matt is a former director of Unisys Corporation and Graphic Packaging, Inc. He currently serves on the advisory board at the College of Business and Economics at the University of Idaho and on the advisory council for Drexel
University's Lebow College of Business, Center for Corporate Governance. Additionally, Matt is a member of the
National Association of Corporate Directors (NACD) and the Wall Street Journal CEO Council. He graduated from the University of Idaho with a bachelor's degree in marketing, and received his MBA from Whittier College.
David S. Schulz is senior vice president and CFO of Armstrong World Industries, Inc., in Lancaster,
Pennsylvania.
Mr. Schulz joined Armstrong in 2011 as vice president, finance for Armstrong Building Products. Prior, he served as CFO of Procter & Gamble Company’s Americas snacks division, and from 2008 to 2009 as the finance director for the Coffee business unit of the J.M. Smucker Co. following the merger of
P&G’s Folgers Coffee Co. with Smucker. His experience covers a wide range of finance leadership positions encompassing operational finance, planning and analysis, mergers and acquisitions, and financial reporting. Well known as a strong business partner, Mr. Schulz actively engages with other functions to drive improvement.  Prior to joining Procter & Gamble, Mr. Schulz was an officer in the
United States Marine Corps.
He earned his bachelor’s degree in finance from Villanova University in 1987 and a master’s degree in management from the U.S. Naval Postgraduate School in 1993.
David S. Schulz, Senior Vice President and Chief Financial Officer

Don Maier, Executive Vice President,
CEO Armstrong Floor Products Worldwide
Victor Grizzle,
Executive Vice President, CEO Armstrong Building Products
Victor “Vic” Grizzle is executive vice president and CEO, Armstrong Building Products, in Lancaster, Pennsylvania.
Mr. Grizzle has 23 years of experience in process improvement, sales, marketing and global business leadership.
He comes to Armstrong from Valmont Industries, a $2 billion global leader of infrastructure support structures for utility, telecom and lighting markets, and manufacturer of mechanized irrigation equipment for large scale farming, where he was group president of Global Structures, Coatings and Tubing since 2005. Prior to Valmont, Mr. Grizzle was president of the commercial power division of EaglePicher Corporation, a $700 million diversified manufacturer and marketer of advanced technology and industrial products for space, defense, automotive, filtration, pharmaceutical, environmental and commercial applications. Before that, he spent 16 years at General Electric Corporation.
Mr. Grizzle graduated from California Polytechnic University with a Bachelor of Science in Mechanical Engineering.
Don Maier is the EVP & CEO of Armstrong Floor Products.  He joined Armstrong in January 2010 and was most recently the senior vice president, Global Operations.
Don came to Armstrong from TPG Capital Advisors, the global buyout group of TPG, a private investment firm. Prior, he held a steady progression of roles at Hillenbrand Industries, beginning in 1987 as a manufacturing and product engineer for subsidiary Batesville Casket Company, and later moving from product development and marketing leadership roles to vice president, Manufacturing and Operations. In
2002, he became vice president, Strategy and Business Development, for a larger Hillenbrand subsidiary,
Hill-Rom, a $1.5 billion leading global producer of health care equipment, technology and workflow IT systems. In 2003, he became vice president and general manager, and in 2005 he was named senior vice president – North America. In that role, he had P&L responsibility for a $1.4 billion business with a $325 million operating budget and $90 million capital budget.
Don is a member of the board of directors of the National Association of Manufacturers. He holds a bachelor’s degree in Industrial Systems Engineering from The Ohio State University in Columbus, Ohio, and an MBA, with a concentration in Marketing, from Xavier University in Cincinnati, Ohio.

Thomas J. Waters, Vice President Treasury & Investor Relations
Thomas J. Waters is Vice President, Treasury and Investor Relations of Armstrong World Industries, Inc.
Mr. Waters joined Armstrong in 1998 as Manager, Capital Markets. Since then he has held the positions of Director of Investor Relations, General Manager of Finance and IT for Building Products Europe, General
Manager Financial Planning and Analysis for North American Floor Products. He was named Treasurer in
2008, and added investor relations responsibilities in 2010.
Prior to Armstrong, Mr. Waters worked for American Airlines in Dallas, TX in both Treasury and Operational
Finance roles.
Mr. Waters earned a BA from Binghamton University, and a MBA from the Walter A. Haas School of Business at the University of California, Berkeley.
Kristy Olshan is Investor Relations Manager of Armstrong World Industries, Inc.,
in Lancaster, Pennsylvania.
Mrs. Olshan became Investor Relations Manager in December of 2010 and has responsibility for managing all external investor communications.  Mrs. Olshan joined Armstrong in November of
2008 as External Reporting Manager.
Prior to Armstrong, Mrs. Olshan spent over 5 years in public accounting as an auditor and advisor to clients in the construction engineering, banking, utility, and manufacturing industries with a focus on SEC reporting and Sarbanes-Oxley compliance.  Mrs. Olshan is also a Certified
Public Accountant and member of the AICPA.  She previously served on the board as Treasurer of the York Hospital Auxiliary, a Wellspan affiliated non-profit organization.
Mrs. Olshan earned a bachelor of science with dual degrees in Business Administration and Accounting, and an MBA from York College of Pennsylvania.
Kristy Olshan, Investor Relations Manager

Investor Relations Contact Information
Kristy Olshan, CPA, MBA
Investor Relations Manager
Armstrong World Industries
2500 Columbia Avenue
Lancaster, PA 17604
P: 717-396-6354
F: 717-396-6128
E: ksolshan@armstrong.com
Thomas J. Waters
VP, Treasury and Investor Relations
Armstrong World Industries
2500 Columbia Avenue
Lancaster, PA 17604
P: (717) 396-6354
F: (717) 396-6136
E: tjwaters@armstrong.com